                                     UNITED STATES
                         SECURITIES AND EXCHANGE COMMISION
                                Washington, D.C. 20549


                                       FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                            CAP ROCK ENERGY CORPORATION
               (Exact name of Registrant as Specified in its Charter)

                Texas                                   75-2794300
      (State or incorporation                  (IRS Employer Identification
           or organization)                                Number)

         500 West Wall Street
               Suite 400,
            Midland, Texas                                79701
(Address of  principal executive offices)                Zip Code


      Title of each class                    Name of each exchange on which
      to be so registered                    each class is to be registered

Common Stock, par value $.01 per share             NASDAQ National Market


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-53112

Securities to be registered pursuant to pursuant to Section 12(g) of the Act:

                      Common Stock, par value $.01 per share

                   INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The information set forth under the heading "Description of Capital Stock" in the prospectus that is a part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended (Registration No. 333-53112), is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

The exhibits filed as a part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended (Registration No. 333-53112), are hereby incorporated by reference.

                                      SIGNATURE

      Pursuant to the requirements of Section 12 of the securities exchange act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.


                                  CAP ROCK ENERGY CORPORATION


                                  By: /s/ James D. Faircloth
                                  -------------------------------
                                          James D. Faircloth
                                       Chief Accounting Officer

Date: May 3, 2001